Exhibit 99.1

June 24, 2020
FOR IMMEDIATE RELEASE

BlackBerry Reports Fiscal 2021 First Quarter Results
•Total company non-GAAP revenue of $214 million; total company GAAP revenue of $206 million.
•Non-GAAP earnings per basic and diluted share of $0.02; GAAP loss per basic and diluted share of $1.14 primarily due to a non-cash, one-time goodwill impairment charge.
•Net cash used by operating activities of $31 million and capital expenditures of $1 million.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended May 31, 2020 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“BlackBerry QNX was impacted by macro headwinds in the auto and other embedded sectors but we are starting to see signs of a recovery,” said John Chen, Executive Chairman and CEO, BlackBerry. “On the enterprise front, we saw good demand from customers who recognized the necessity for BlackBerry’s security, business continuity, and productivity solutions in an increasingly remote working environment. BlackBerry is capitalizing on the secular trends of securing and connecting endpoints.”

First Quarter Fiscal 2021 Highlights
•Total company non-GAAP revenue for the first quarter of fiscal 2021 was $214 million versus $267 million last year. Total company GAAP revenue for the first quarter of fiscal 2021 was $206 million versus $247 million last year.
•Recurring non-GAAP software product revenue was over 90%.
•Non-GAAP gross margin was 71% versus 75% last year and GAAP gross margin was 69% versus 72% last year.
•Non-GAAP operating earnings were $3 million versus non-GAAP operating earnings of $5 million last year. GAAP operating loss was $645 million versus GAAP operating loss of $36 million last year.
•Non-GAAP earnings per share was $0.02 (basic and diluted) versus non-GAAP earnings per share of $0.01 (basic and diluted) last year. GAAP net loss per share was $1.14 (basic and diluted) versus GAAP net loss per share of $0.06 (basic) and $0.09 (diluted) last year.
•First quarter fiscal 2021 GAAP net loss includes $594 million in a non-cash, one-time goodwill impairment charge primarily related to the impairment of the BlackBerry Spark® reporting unit, $33 million for acquired intangibles amortization expense, $14 million in stock compensation expense, a charge of $1 million related to the fair value adjustment on the debentures, and other amounts as summarized in the table below.

•At May 31, 2020, total cash, cash equivalents, short-term and long-term investments were $955 million. Net cash used by operating activities of $31 million and capital expenditures of $1 million.

Outlook
Given the uncertainty across the global economy due to the COVID-19 pandemic, BlackBerry is not providing a financial outlook for fiscal 2021.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures used by the company to comparable GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed by dialing 1-877-682-6267 or by logging on at BlackBerry.com/Investors. A replay of the conference call will also be available at approximately 8 p.m. ET by dialing 1-800-585-8367 and entering Conference ID #5177627 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 175M cars on the road today. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
(519) 888-7465
investor_relations@blackberry.com

Media Contact:
BlackBerry Media Relations
(519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its intentions to achieve long-term profitable revenue growth and increase and enhance its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; the outbreak of the COVID-19 coronavirus; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; BlackBerry’s dependence on its relationships with resellers and channel partners; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn revenues from intellectual property rights; litigation against BlackBerry; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; acquisitions, divestitures and other business initiatives; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry being found to have infringed on the intellectual property rights of others; the use and management of user data and personal information; network disruptions or other business interruptions; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; foreign operations, including fluctuations in foreign currencies; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; BlackBerry’s ability to generate revenue and profitability through the licensing of security software and services or the BlackBerry brand to device manufacturers; BlackBerry’s reliance on third parties to manufacture and repair its hardware products; fostering an ecosystem of third-party application developers; regulations regarding health and safety, hazardous materials usage and conflict minerals, and to product certification risks; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and adverse economic and geopolitical conditions.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. BlackBerry has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
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BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	For the Three Months Ended
	May 31, 2020	February 29, 2020	May 31, 2019
Revenue	$206	$282	$247
Cost of sales	63	70	70
Gross margin	143	212	177
Gross margin %	69.4%	75.2%	71.7%
Operating expenses
Research and development	57	60	71
Selling, marketing and administration	90	113	121
Amortization	46	48	49
Impairment of long-lived assets	—	5	—
Impairment of goodwill	594	22	—
Debentures fair value adjustment	1	5	(28)
	788	253	213
Operating loss	(645)	(41)	(36)
Investment income (loss), net	—	(1)	3
Loss before income taxes	(645)	(42)	(33)
Provision for (recovery of) income taxes	(9)	(1)	2
Net loss	$(636)	$(41)	$(35)
Loss per share
Basic	$(1.14)	$(0.07)	$(0.06)
Diluted	$(1.14)	$(0.07)	$(0.09)

Weighted-average number of common shares outstanding (000s)
Basic	557,839	556,668	551,845
Diluted	557,839	556,668	612,345
Total common shares outstanding (000s)	555,623	554,199	547,922

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	May 31, 2020	February 29, 2020
Assets
Current
Cash and cash equivalents	$312	$377
Short-term investments	562	532
Accounts receivable, net of allowance of $13 and $9, respectively	210	215
Other receivables	20	14
Income taxes receivable	8	6
Other current assets	60	52
	1,172	1,196
Restricted cash and cash equivalents	48	49
Long-term investments	33	32
Other long-term assets	57	65
Operating lease right-of-use assets, net	118	124
Property, plant and equipment, net	66	70
Goodwill	843	1,437
Intangible assets, net	878	915
	$3,215	$3,888
Liabilities
Current
Accounts payable	$46	$31
Accrued liabilities	185	202
Income taxes payable	12	18
Debentures	599	606
Deferred revenue, current	249	264
	1,091	1,121
Deferred revenue, non-current	92	109
Operating lease liabilities	111	120
Other long-term liabilities	8	9
	1,302	1,359
Shareholders’ equity
Capital stock and additional paid-in capital	2,777	2,760
Deficit	(838)	(198)
Accumulated other comprehensive loss	(26)	(33)
	1,913	2,529
	$3,215	$3,888

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Three Months Ended
	May 31, 2020	May 31, 2019
Cash flows from operating activities
Net loss	$(636)	$(35)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	50	53
Deferred income taxes	—	2
Stock-based compensation	13	17
Impairment of goodwill	594	—
Debentures fair value adjustment	1	(28)
Other long-term liabilities	(1)	—
Operating leases	(3)	(5)
Other	—	2
Net changes in working capital items
Accounts receivable, net	1	(30)
Other receivables	(6)	(4)
Income taxes receivable	(2)	—
Other assets	—	(9)
Accounts payable	15	1
Accrued liabilities	(18)	(57)
Income taxes payable	(7)	2
Deferred revenue	(32)	27
Net cash used in operating activities	(31)	(64)
Cash flows from investing activities
Acquisition of long-term investments	(1)	—
Acquisition of property, plant and equipment	(1)	(2)
Acquisition of intangible assets	(8)	(7)
Business acquisitions, net of cash acquired	—	2
Acquisition of short-term investments	(299)	(392)
Proceeds on sale or maturity of short-term investments	270	270
Net cash used in investing activities	(39)	(129)
Cash flows from financing activities
Issuance of common shares	4	3
Net cash provided by financing activities	4	3
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	—	(1)
Net decrease in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	(66)	(191)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	426	582
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$360	$391

As at	May 31, 2020	February 29, 2020
Cash and cash equivalents	$312	$377
Restricted cash and cash equivalents	$48	$49
Short-term investments	$562	$532
Long-term investments	$33	$32

Reconciliations of Non-GAAP Measures with the Nearest Comparable GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of the items below from the Company’s financial results. The Company believes that excluding the below items provides readers of the Company’s financial statements with a more consistent basis for comparison across accounting periods and is more useful in helping readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted revenue, adjusted gross margin (before taxes), adjusted gross margin percentage (before taxes), adjusted operating expense, adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage, adjusted EBITDA margin percentage, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense and free cash flow and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable GAAP based measures for the three months ended May 31, 2020 and May 31, 2019
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended May 31, 2020 and May 31, 2019 to adjusted financial measures is reflected in the tables below:

For the Three Months Ended (in millions)	May 31, 2020	May 31, 2019
Revenue	$206	$247
Software deferred revenue acquired (1)	8	20
Adjusted revenue	$214	$267

Gross margin	$143	$177
Software deferred revenue acquired (1)	8	20
Restructuring charges	—	1
Stock compensation expense	2	1
Adjusted gross margin	$153	$199

Gross margin %	69.4%	71.7%
Software deferred revenue acquired (1)	1.2%	2.1%
Restructuring charges	—%	0.4%
Stock compensation expense	0.9%	0.3%
Adjusted gross margin %	71.5%	74.5%
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(1) See Reconciliation of U.S. GAAP Software and Services revenue to adjusted Software and Services revenue

Reconciliation of operating expense for the three months ended May 31, 2020 and May 31, 2019 to adjusted operating expense is reflected in the tables below:

For the Three Months Ended (in millions)	May 31, 2020	May 31, 2019
Operating expense	$788	$213
Restructuring charges	1	—
Stock compensation expense	12	16
Debenture fair value adjustment	1	(28)
Software deferred commission expense acquired	(3)	(5)
Acquired intangibles amortization	33	35
Business acquisition and integration costs	—	1
Goodwill impairment charge	594	—
LLA impairment charge	—	—
Adjusted operating expense	$150	$194
Reconciliation of GAAP net loss and GAAP basic loss per share for the three months ended May 31, 2020 and May 31, 2019 to adjusted net income and adjusted basic earnings per share is reflected in the tables below:

For the Three Months Ended (in millions, except per share amounts)	May 31, 2020		May 31, 2019
		Basic earnings per share		Basic earnings per share
Net loss	$(636)	$(1.14)	$(35)	$(0.06)
Software deferred revenue acquired	8		20
Restructuring charges	1		1
Stock compensation expense	14		17
Debenture fair value adjustment	1		(28)
Software deferred commission expense acquired	(3)		(5)
Acquired intangibles amortization	33		35
Business acquisition and integration costs	—		1
Goodwill impairment charge	594		—
Acquisition valuation allowance	—		(1)
Adjusted net income	$12	$0.02	$5	$0.01
Reconciliation of U.S GAAP Software and Services revenue for the three months ended May 31, 2020 and May 31, 2019 to adjusted Software and Services revenue is reflected in the tables below:

For the Three Months Ended (in millions)	May 31, 2020	May 31, 2019
Software and Services Revenue	$148	$168
Software deferred revenue acquired	8	20
Adjusted Software and Services revenue	$156	$188

Reconciliation of U.S GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended May 31, 2020 and May 31, 2019 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the tables below:

For the Three Months Ended (in millions)	May 31, 2020	May 31, 2019
Research and development	$57	$71
Stock compensation expense	3	3
Adjusted research and development	$54	$68

Selling, marketing and administration	$90	$121
Restructuring charges	1	—
Software deferred commission expense acquired	(3)	(5)
Stock compensation expense	9	13
Business acquisition and integration costs	—	1
Adjusted selling, marketing and administration	$83	$112

Amortization	$46	$49
Acquired intangibles amortization	33	35
Adjusted amortization	$13	$14

Adjusted operating income, adjusted EBITDA, adjusted operating income margin percentage and adjusted EBITDA margin percentage for the three months ended May 31, 2020 and May 31, 2019 are reflected in the table below.

For the Three Months Ended (in millions)	May 31, 2020	May 31, 2019
Operating loss	$(645)	$(36)
Non-GAAP adjustments to operating loss
Software deferred revenue acquired	8	20
Restructuring charges	1	1
Stock compensation expense	14	17
Debenture fair value adjustment	1	(28)
Software deferred commission expense acquired	(3)	(5)
Acquired intangibles amortization	33	35
Business acquisition and integration costs	—	1
Goodwill impairment charge	594	—
Total non-GAAP adjustments to operating loss	648	41
Adjusted operating income	3	5
Amortization	50	53
Acquired intangibles amortization	(33)	(35)
Adjusted EBITDA	$20	$23

Adjusted revenue (per above)	$214	$267
Adjusted operating income margin % (1)	1%	2%
Adjusted EBITDA margin % (2)	9%	9%
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(1) Adjusted operating income margin % is calculated by dividing adjusted operating income by adjusted revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by adjusted revenue